                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 2, 2001


                                 PW Eagle, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

              0-18050                                   41-1642846
      (Commission File Number)           (I.R.S. Employer Identification Number)


            222 South Ninth Street, Suite 2880, Minneapolis, MN 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 305-0339
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

         On May 2, 2001, the Company issued a press release announcing its first quarter results of operations and business outlook. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1     Press Release dated May 2, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PW EAGLE, INC.



Date:  May 2, 2001                        By   /s/ Dobson West
                                             -----------------------------------
                                               Dobson West,
                                               Chief Administrative Officer and
                                               General Counsel

                                  EXHIBIT INDEX

                                       to

                              May 2, 2001 Form 8-K

                                 PW Eagle, Inc.



Exhibit Number             Exhibit Description

     99.1                  Press Release dated May 2, 2001.

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